Exhibit 99.1

Altus Power Stockholders Approve Agreement to be Acquired by TPG

April 9, 2025

STAMFORD, Conn.—(BUSINESS WIRE)—Altus Power, Inc. (NYSE: AMPS) (“Altus Power”) today announced that, at a special meeting of the stockholders held earlier today, Altus Power’s stockholders voted to adopt the previously announced definitive agreement for Altus Power to be acquired by TPG through its TPG Rise Climate Transition Infrastructure strategy (the “Merger Agreement”), and to approve the transactions contemplated thereby. As previously announced, subject to the terms and conditions of the Merger Agreement, Altus Power stockholders will receive $5.00 in cash, without interest and minus any applicable withholding taxes, for each share of Altus Power Class A common stock owned immediately prior to the effective time of the merger, if completed.

“We thank our stockholders for their strong support of this transaction, which we believe unlocks significant value for our stockholders,” said Gregg Felton, CEO, Altus Power. “We look forward to closing the transaction, and in partnership with TPG, continuing to execute on our growth priorities, ensuring more businesses and communities have access to sustainable power.”

Completion of the transaction is expected to occur on April 16, 2025, subject to the satisfaction of customary closing conditions.

The final voting results of the special meeting will be reported in a Current Report on Form 8-K to be filed by Altus Power with the U.S. Securities and Exchange Commission.

About Altus Power

Altus Power, based in Stamford, Conn., is a leading commercial-scale provider of clean electric power serving commercial, industrial, public sector and Community Solar customers with end-to-end solutions. Altus Power originates, develops, owns and operates locally sited solar generation, energy storage and charging infrastructure across the nation. Visit www.altuspower.com to learn more.

About TPG Rise Climate

TPG Rise Climate is the dedicated climate investing platform of TPG, a leading global alternative asset management firm. With dedicated pools of capital across private equity, transition infrastructure, and the Global South, TPG Rise Climate pursues climate-related investments that benefit from the diverse skills of TPG’s investing professionals around the world, the strategic relationships and insights developed across TPG’s broad portfolio of climate companies, and a global network of executives, advisors, and corporate partners. As part of TPG’s $27 billion global impact investing platform, TPG Rise Climate invests broadly across the climate sector, with a focus on building and scaling leading climate solutions across the following thematic areas: clean electrons, clean molecules and materials, and negative emissions.

For more information, please visit www.therisefund.com/tpgriseclimate.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements. Forward-looking statements may be identified by the use of words such as “aims,” “believes,” “expects,” “intends,” “aims,” “may,” “could,” “will,” “should,” “plans,” “projects,” “forecasts,” “seeks,” “anticipates,” “goal,” “objective,” “target,” “estimate,” “future,” “outlook,” “strategy,” “vision,” or variations of such words or similar terminology that predict or indicate future events or trends or that are not statements of historical matters. These statements, which involve risks and uncertainties, relate to the expected timing of the closing of the transactions contemplated by the Merger Agreement (collectively, the “Transaction”), the ability of Altus Power, Avenger Parent, Inc. (“Parent”) and Avenger Merger Sub, Inc. to complete the Transaction in consideration of the various closing conditions to the Transaction and the expected benefits of the Transaction and may also relate to Altus Power’s future prospects, developments and business strategies. These statements are based on Altus Power’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Altus Power’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (i) the possibility that any or all of the various conditions to the completion of the Transaction may not be satisfied or waived in a timely manner or at all; (ii) the ability of Parent to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Transaction; (iii) the risk that disruptions from the Transaction may harm Altus Power’s business, including current plans and operations; (iv) the ability of Altus Power to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vi) continued availability of capital and financing and rating agency actions; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect Altus Power’s financial performance; (viii) certain restrictions during the pendency of the Transaction that may impact Altus Power’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as Altus Power’s response to any of the aforementioned factors; (x) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances requiring Altus Power to pay a termination fee or other expenses; (xi) the risk that pending acquisitions may not close in the anticipated timeframe or at all due to a closing condition not being met; (xii) the risk of litigation and/or regulatory actions related to the Transaction; and (xiii) the possibility that Altus Power may be adversely affected by other economic, business, legislative, regulatory, credit risk and/or competitive factors. While the list of factors presented here is considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on Altus Power’s financial condition, results of operations, credit rating or liquidity.

Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found under the heading “Risk Factors” in Altus Power’s Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 17, 2025, as well as the other information we file with the SEC. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date they are made and Altus Power does not undertake to, and specifically disclaims any obligation to, publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

This press release is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Altus Power and is not intended to form the basis of an investment decision in Altus Power. All subsequent written and oral forward-looking statements concerning Altus Power or other matters and attributable to Altus Power or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Altus Power

Jenny Volanakis

mediarelations@altuspower.com

Source: Altus Power, Inc.